Semiannual Report

New York
Tax-Free
Funds

August 31, 2002

T. Rowe Price(registered trademark) (logo) (registered trademark)



TABLE OF CONTENTS
--------------------------------------------------------------------------------
Highlights                                                          1

Portfolio Managers' Report                                          2
  Economy and Interest Rates                                        2
  Market News                                                       3
  Portfolio Strategy New York Tax-Free Money Fund                   3
  Portfolio Strategy New York Tax-Free Bond Fund                    5
  Outlook                                                           6

Performance Comparison                                              8

Financial Highlights                                               10

Statement of Net Assets
  New York Tax-Free Money Fund                                     12
  New York Tax-Free Bond Fund                                      16

Statement of Operations                                            23

Statement of Changes in Net Assets                                 24

Notes to Financial Statements                                      25


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Highlights

o Falling interest rates created a sound environment for fixed-income securities during the past six months and generated good returns for municipals.

o Both funds exceeded the average return for competitor funds during the 6- and 12-month periods ended August 31.

o We continued to diversify our holdings in an attempt to decrease the fund's direct exposure to both the state and city, which benefited relative performance.

o Despite New York State's current budgetary difficulties, major credit rating agencies have maintained their ratings on state bonds.


Performance Comparison
--------------------------------------------------------------------------------
Periods Ended 8/31/02                             6 Months            12 Months
--------------------------------------------------------------------------------
New York Tax-Free
Money Fund                                            0.48%                1.17%

Lipper New York Tax-Exempt
Money Market Funds Average                            0.45                 1.05
--------------------------------------------------------------------------------
New York Tax-Free
Bond Fund                                             4.03                 5.18

Lipper New York Municipal
Debt Funds Average                                    3.74                 4.62
--------------------------------------------------------------------------------


Price and Yield
--------------------------------------------------------------------------------
                                                  New York             New York
                                                  Tax-Free             Tax-Free
Periods Ended 8/31/02                           Money Fund            Bond Fund
--------------------------------------------------------------------------------
Price Per Share                            $          1.00      $         11.31

Dividends Per Share
  For 6 months                                       0.005                 0.25
  For 12 months                                      0.012                 0.50

Dividend Yield (7-Day Simple) *                       0.85%                  --

30-Day Dividend Yield *                                 --                 4.45%

30-Day Standardized
Yield to Maturity                                       --                 3.68

* Dividends earned for the last 30 days (seven days for the money fund) are annualized and divided by the fund's net asset value at the end of the period.



Portfolio Managers' Report
--------------------------------------------------------------------------------
Falling interest rates created a sound environment for fixed-income securities during the past six months, generating good returns for municipal bonds. In an environment punctuated by various corporate scandals, higher-quality bonds fared better than high yield. Fixed income was one of the few asset classes to provide investors with positive returns as all major stock indices suffered losses for the period.


ECONOMY AND INTEREST RATES

New York Yield Indexes
--------------------------------------------------------------------------------
                  New York Bond Index                New York Money Index
8/31/01           5.01                               1.87
                  5.21                               2.14
                  5.08                               1.77
11/01             5.20                               1.27
                  5.35                               1.49
                  5.25                               1.26
2/02              5.12                               1.08
                  5.43                               1.42
                  5.24                               1.63
5/02              5.26                               1.33
                  5.19                               1.18
                  5.08                               1.34
8/31/02           5.00                               1.26

Source: T. Rowe Price Associates


At the outset of the six-month period ended August 31, 2002, the economy was well positioned for recovery from a modest recession in 2001. Tax cuts, low inflation, and substantial easing by the Federal Reserve last year appeared likely to encourage economic growth and a quick economic rebound.

As the period unfolded, stock market jitters and an unfriendly corporate financing environment undermined business confidence. As a result, business investment paused this summer. The consumer, however, remained remarkably resilient as a second surge in mortgage refinancing and another round of zero-percent auto financing supported a healthy level of consumer demand. With the Fed holding short-term interest rates steady and the stock market struggling, investors moved into the bond market. Fixed-income securities fared well against this backdrop, as both taxable and municipal yields ended the period lower than where they started.

Shorter-term bonds responded more sharply than longer term, reflecting expectations of a further cut in rates by the Fed. As a result, short municipal rates dropped about 75 basis points (100 basis points equal one percentage point) from already historic lows during the period, while long municipal yields fell about 15 basis points.

New York Market News
The recession of 2001 caught up with New York State in the second half of the year, and by 2002 the state and New York City were feeling the dual impact of the recession and the terrorist attacks of September 11, 2001. The difficulties in the state's financial services sector affected the budget severely, since the taxes on that sector's bonuses and wages figure disproportionately in the budget. Though the governor recently declared that the employment picture may be improving, seasonally adjusted numbers for July 2002 (the most recent month for which figures are available) revealed an unemployment rate of 6%, up considerably from 4.8% the year before and 4.5% in 2000. The state's unemployment rate is now slightly above that of the overall nation, whereas in recent years it was slightly below.

The decline in tax receipts translates into a budget deficit, ending six consecutive years of surplus. The Department of Budget now estimates a $5.8 billion deficit for fiscal 2003, which appears to have been closed through a hodgepodge of fee increases, nonrecurring revenues, and the use of reserves. Perhaps of greatest concern is the state's spending some $1.7 billion of its reserves to balance the 2003 budget, leaving only $710 million in its tax stabilization reserve or "rainy day" fund. Since this amount is only 1.8% of general fund expenditures, the state is not left with much of a cushion for the 2004 budget if economic recovery is further delayed.


PORTFOLIO STRATEGY

New York Tax-Free Money Fund

Performance by the New York Tax-Free Money Fund exceeded its peer group average for both the 6- and 12-month periods ended August 31, 2002. The fund returned 0.48% and 1.17%, respectively, versus 0.45% and 1.05% for the Lipper New York Tax-Exempt Money Market Funds Average. We were able to outperform the average for similarly managed funds by overweighting fixed-rate securities with longer maturities, thereby locking in higher yields for longer periods as the overall level of interest rates fell. This lessened the fund's exposure to the more volatile front end of the yield curve, where yields responded more quickly to anticipated Fed actions. Our strategy resulted in a weighted average maturity
(WAM) for the fund that was significantly longer than that of its peer group.


Portfolio Characteristics
--------------------------------------------------------------------------------
Periods Ended                                      2/28/02              8/31/02
--------------------------------------------------------------------------------
Weighted Average Maturity (days)                        45                   53
Weighted Average Quality*                       First Tier           First Tier

* All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.


Top 5 Sectors

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/02              8/31/02
--------------------------------------------------------------------------------
Housing Finance Revenue                                 13%                  13%
Dedicated Tax Revenue                                    8                   12
Electric Revenue                                         9                   11
Water and Sewer Revenue                                 14                   11
General Obligation - Local                               4                   11

Short-term interest rates were fairly volatile over the past six months, reflecting continuing uncertainty about the strength of the economic recovery and stock market volatility. The mix of economic data has been inconclusive, and the Fed's monetary policy has been on hold pending developments.

As a result of these conflicting signals, municipal money market rates fluctuated within a fairly wide range during the past six months. For example, yields on six-month and one-year notes moved as much as 80 basis points during the period. Six-month note yields began the period at 1.35% and climbed as high as 1.90% before ending at 1.30%. One-year yields began at 1.55% and fluctuated between 1.40% and 2.25% before finishing at 1.45%.

Despite the swings in rates, the overall trend in municipal money market yields has been toward a flatter yield curve with the difference between overnight and one-year maturities narrowing to about 15 basis points. While yields are low, municipals continue to compare very favorably to taxable alternatives on an after-tax basis. The 1.45% yield available on the one-year note on August 30 was 76% of the one-year LIBOR rate (a measure of short-term rates), making municipals attractive at tax rates over 24%. One reason for the persistence of this favorable tax relationship is the significant increase in issuance in the short-term market. State and local governments, pinched by the sluggish economy, increased short-term borrowing by about 30% compared to a year earlier.

We underweighted exposure to variable-rate demand notes (extremely short maturity instruments whose yields have remained closely anchored to the fed funds rate) and focused on the yield advantage offered by longer-dated securities, primarily in the six-month range. The portfolio began the period with a WAM of 45 days, but as expectations of rate hikes by the Fed dissipated, the portfolio's maturity extended to 53 days as of the end of August.

Our near-term outlook is for a continuation of the uncertainty that has dominated our market. Exceptionally large issuance during the third quarter may result in technical factors dominating the municipal money market for the near term, resulting in a continuation of the favorable tax relationships just discussed.


New York Tax-Free Bond Fund

Performance by the New York Tax-Free Bond Fund exceeded its peer group average for both the 6- and 12-month periods ended August 31, 2002. The fund returned a strong 4.03% and 5.18%, respectively, versus 3.74% and 4.62% for the Lipper New York Municipal Debt Funds Average.


Portfolio Characteristics
--------------------------------------------------------------------------------
Periods Ended                                      2/28/02              8/31/02
--------------------------------------------------------------------------------
Weighted Average
Maturity (years)                                      16.2                 15.9

Weighted Average Effective
Duration (years)                                       6.3                  6.1

Weighted Average Quality*                              AA-                  AA-
--------------------------------------------------------------------------------
* Based on T. Rowe Price research.


Returns for New York bonds over the past six months kept pace with general municipal debt even as the new issuance of New York securities increased by 135% to over $30 billion from one year ago, ranking New York number one in new issuance. Concerns about the economic health of New York City after September 11, 2001, and its reliance on Wall Street revenues did not seem to dampen demand. Rather, a falling stock market and renewed interest in fixed income made municipals a compelling alternative on a relative basis.

We targeted the portfolio's duration in the neutral range during the period. (A fund with a duration of six years would rise about 6% in price in response to a one-percentage-point fall in interest rates, and vice versa.) The effective duration decreased as interest rates dropped, causing many portfolio holdings to be priced according to their call dates rather than to maturity. Lower interest rates enabled many issuers to refinance their outstanding debt, and some of the fund's best performers were bonds that were prerefunded during the period, including New York State Environmental and New York City Transitional Finance Authority. In addition, several Metropolitan Transportation Authority holdings also benefited from being prerefunded or escrowed to maturity, as the long awaited restructuring of the authority's debt came to fruition.


Top 5 Sectors
--------------------------------------------------------------------------------
                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/02              8/31/02
--------------------------------------------------------------------------------
Dedicated Tax Revenue                                   14%                  15%
General Obligation - Local                              14                   14
Lease Revenue                                           13                   13
Educational Revenue                                     12                   10
Prerefunded Bonds                                        3                    9

The portfolio's average quality remained AA-. We continued to diversify our holdings in an attempt to decrease the fund's direct exposure to both the state and city and made new purchases in transportation, local general obligation, and hospital bonds.

Lower-rated, corporate-backed industrial development bonds were major laggards during the past six months. Airline bonds in particular, issued by companies such as American Airlines, dropped dramatically in value as the environment for the airline industry took a turn for the worse. In addition, bonds backed by proceeds from litigation settlements paid to states by tobacco companies also lagged the market. Fortunately, the fund's overall exposure to these sectors was minimal, which benefited relative performance.


OUTLOOK

We have a balanced outlook for interest rates because of the relatively high degree of uncertainty regarding the pace of economic recovery. Steep yield curves in both taxable and tax-exempt markets suggest that investors are reluctant to accept lower yields on long-maturity bonds with the prospect of economic recovery around the corner.

The forces keeping interest rates low may linger, sustaining demand for fixed-income securities. Benign inflation allows the Fed to let the equity markets settle and the economic recovery strengthen before raising short-term rates from historically low levels. Municipal bonds continue to offer an attractive alternative to taxable bonds, a factor that may cushion municipal returns should overall interest rates rise. Investors' fundamental shift toward a higher percentage of fixed income may also provide support for municipal bond prices at current levels.

In spite of New York State's current budgetary difficulties, major credit-rating agencies have maintained their ratings on state bonds. Moody's Investors Service rates the state A2 with a positive outlook, in the expectation that New York will recover its footing when the nation's general economy recovers. Standard & Poor's rating is AA, also with a stable outlook, while Fitch's remains AA.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
New York Tax-Free Money Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
New York Tax-Free Bond Fund

September 13, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.



T. Rowe Price New York Tax-Free Funds


Performance Comparison
--------------------------------------------------------------------------------
These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


NEW YORK TAX-FREE MONEY FUND
--------------------------------------------------------------------------------
As of 8/31/02


                  Lipper New York                             New York
                  Tax-Exempt Money                            Tax-Free
                  Market Funds Average                        Money Fund

8/92              10000                                       10000
8/93              10194                                       10194
8/94              10392                                       10394
8/95              10719                                       10722
8/96              11042                                       11044
8/97              11372                                       11380
8/98              11713                                       11726
8/99              12012                                       12033
8/00              12396                                       12424
8/01              12754                                       12799
8/02              12888                                       12948



NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
As of 8/31/02


                  Lehman Brothers       Lipper New York       New York
                  Municipal Bond        Municipal Debt        Tax-Free
                  Index                 Funds Average         Bond Fund
8/92              10000                 10000                 10000
8/93              11220                 11246                 11331
8/94              11236                 11090                 11267
8/95              12232                 11855                 12133
8/96              12873                 12422                 12802
8/97              14063                 13574                 13950
8/98              15279                 14747                 15248
8/99              15356                 14556                 15001
8/00              16396                 15405                 15984
8/01              18067                 17044                 17703
8/02              18418                 17888                 18620



Average Annual Compound Total Return
--------------------------------------------------------------------------------
This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.


Periods Ended 8/31/02      1 Year       3 Years      5 Years          10 Years
--------------------------------------------------------------------------------
New York Tax-Free
Money Fund                  1.17%         2.47%        2.61%             2.62%

New York Tax-Free
Bond Fund                   5.18          7.47         5.94              6.41

Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase, as its principal value will fluctuate. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Investments in the Money Fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Money Fund.



T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

               6 Months   Year
               Ended      Ended
               8/31/02    2/28/02    2/28/01    2/29/00    2/28/99    2/28/98

NET ASSET VALUE

Beginning of
period         $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000

Investment activities

  Net investment
  income (loss)   0.005*     0.020*     0.034*     0.028*     0.028*     0.031*

Distributions

  Net investment
  income         (0.005)    (0.020)    (0.034)    (0.028)    (0.028)    (0.031)

NET ASSET VALUE

End of
period         $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total return^      0.48%*     2.02%*     3.44%*     2.79%*     2.81%*     3.11%*

Ratio of total
expenses to average
net assets         0.55%*!    0.55%*     0.55%*     0.55%*     0.55%*     0.55%*

Ratio of net investment
income (loss) to average
net assets         0.95%*!    2.01%*     3.39%*     2.76%*     2.77%*     3.07%*

Net assets,
end of period
(in thousands) $108,939   $114,983   $115,274   $114,524   $106,119   $ 95,333


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/03.

!    Annualized


The accompanying notes are an integral part of these financial statements.



T. Rowe Price New York Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited


Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

               6 Months   Year
               Ended      Ended
               8/31/02    2/28/02    2/28/01    2/29/00    2/28/99    2/28/98

NET ASSET VALUE

Beginning of
period         $  11.12   $  10.96   $  10.20   $  11.23   $  11.26   $  10.80

Investment activities

  Net investment
  income (loss)    0.25       0.52       0.53       0.52       0.53       0.57

  Net realized
  and unrealized
  gain (loss)      0.19       0.15       0.76      (1.02)      0.13       0.46

  Total from
  investment
  activities       0.44       0.67       1.29      (0.50)      0.66       1.03

Distributions

  Net investment
  income          (0.25)     (0.51)     (0.53)     (0.52)     (0.53)     (0.57)

  Net realized
  gain               --         --         --      (0.01)     (0.16)        --

  Total
  distributions   (0.25)     (0.51)     (0.53)     (0.53)     (0.69)     (0.57)

NET ASSET VALUE

End of
period         $  11.31   $  11.12   $  10.96   $  10.20   $  11.23   $  11.26
               -----------------------------------------------------------------

Ratios/Supplemental Data

Total return^      4.03%      6.27%     12.98%     (4.47)%     6.08%      9.75%

Ratio of total
expenses to average
net assets         0.55%!     0.56%      0.56%      0.58%      0.59%      0.61%

Ratio of net investment
income (loss) to average
net assets         4.47%!     4.68%      5.03%      4.94%      4.77%      5.16%

Portfolio
turnover rate      20.6%!     33.5%      36.1%      77.5%      55.4%      55.0%

Net assets,
end of period
(in thousands) $238,483   $219,004   $205,462   $180,243   $216,010   $177,393


^    Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

!    Annualized

The accompanying notes are an integral part of these financial statements.



T. Rowe Price New York Tax-Free Money Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 2002


Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                              In thousands

NEW YORK  99.9%

Dormitory Auth. of the State of New York
  Cornell Univ., TECP, 1.25 - 1.30%,
    9/5 - 12/12/02                         $         4,660      $         4,660
  Metropolitan Museum of Art
    VRDN (Currently 1.25%)                           3,873                3,873
  Oxford Univ. Press
    VRDN (Currently 1.30%)                             395                  395
    VRDN (Currently 1.80%)                             400                  400

Erie County Water Auth., VRDN (Currently 1.20%)
  (AMBAC Insured)                                    3,650                3,650

Great Neck Water Auth., VRDN
  (Currently 1.30%) (FGIC Insured)                   1,285                1,285

Jay Street Dev. Corp., VRDN
  (Currently 1.25%)                                  4,000                4,000

Locust Valley Central School Dist., GO, TAN
  2.25%, 6/25/03                                     2,500                2,512
  2.50%, 6/25/03                                     2,000                2,014

Long Island Power Auth.
  VRDN (Currently 1.25%)                             1,500                1,500
  VRDN (Currently 1.75%)                             3,250                3,250
  VRDN (Currently 1.85%)                               300                  300

Metropolitan Transportation Auth., TECP
  1.25%, 10/15/02                                    1,000                1,000
  1.30%, 12/10/02                                    1,000                1,000

Municipal Assistance Corp.
  5.00%, 7/1/03                                      2,000                2,055
  5.50%, 7/1/03                                        200                  207

Nassau County, GO, 5.125%,
  9/1/02 (FGIC Insured)                              1,250                1,250

Nassau County Interim Finance Auth.
  VRDN (Currently 1.25%) (FSA Insured)               2,000                2,000

New York City
  6.60%, 10/1/16 (Prerefunded 10/1/02!)              1,940                1,977
  6.75%, 10/1/05 (Prerefunded 10/1/02!)                155                  158
  7.00%, 10/1/14 (Prerefunded 10/1/02!)                 25                   26

New York City, GO
  VRDN (Currently 1.75%)                             1,000                1,000
  VRDN (Currently 1.75%)                               950                  950
  VRDN (Currently 1.80%)                               800                  800
  VRDN (Currently 1.80%) (FGIC Insured)              1,420                1,420

New York City Health & Hosp. Corp.
  6.00%, 2/15/07 (Prerefunded 2/15/03!)    $           230      $           239
  6.30%, 2/15/20 (Prerefunded 2/15/03!)              1,070                1,114

New York City Housing Dev. Corp.
  Fountains at Spring Creek
    VRDN (Currently 1.45%) (triangle)                1,400                1,400
  Multi-Family, VRDN (Currently 1.25%)               2,600                2,600

New York City IDA
  ACLU Foundation, VRDN (Currently 1.35%)              909                  909
  MSMC Realty, VRDN (Currently 1.35%)                2,700                2,700

New York City Municipal Water Fin. Auth.
  VRDN (Currently 1.36%) (FGIC Insured)              4,000                4,000
  VRDN (Currently 1.75%) (FGIC Insured)                500                  500

New York City Transitional Fin. Auth.
  BAN, 3.25%, 10/2/02                                5,300                5,306
    4.00%, 2/1/03                                      200                  202

New York State, GO
  1.35%, 10/10/02                                    1,915                1,915
  1.50%, 8/7/03                                      2,000                2,000
  2.05%, 10/2/02                                     1,000                1,000

New York State Energy Research & Dev. Auth.
  Niagara Mohawk Power
    VRDN (Currently 1.80%)                           3,900                3,900

New York State Environmental Fac. Corp.
  EFC Pooled Loan
    3.00%, 9/15/02                                     800                  800
    4.15%, 1/15/03                                     100                  101
  New York City Municipal Water Fin. Auth.
    4.10%, 12/15/02                                    100                  101
    4.85%, 9/15/02                                     100                  100

New York State Housing Fin. Agency, Multi-Family
  VRDN (Currently 1.35%) (triangle)                  2,000                2,000

New York State Local Gov't. Assistance Corp.
  VRDN (Currently 1.25%)                             1,905                1,905
  5.00%, 4/1/03 (MBIA Insured)                         200                  204

New York State Mortgage Agency
    VRDN (Currently 1.41%) (triangle)                4,000                4,000
  Homeowner Mortgage, VRDN
    (Currently 1.39%) (triangle)                     2,000                2,000

New York State Power Auth.
  4.50%, 1/1/03 (Escrowed to Maturity)     $           200      $           202
  5.00%, 1/1/07 (Prerefunded 1/1/03!)                  100                  103
  5.125%, 1/1/10 (Prerefunded 1/1/03!)                 200                  206
  5.25%, 1/1/18 (FGIC Insured)
  (Prerefunded 1/1/03!)                              1,700                1,753

New York State Power Auth.,
  TECP, 1.25%, 9/6/02                                3,405                3,405

New York State Thruway Auth.
  4.00%, 4/1/03 (FGIC Insured)                         100                  102
  4.90%, 4/1/03 (MBIA Insured)                         100                  102
  TECP, 1.25 - 1.30%, 10/4/02 - 12/12/02             5,000                5,000

St. Lawrence County IDA, Alcoa
  VRDN (Currently 1.27%) (triangle)                  2,000                2,000
  VRDN (Currently 1.38%) (triangle)                  1,700                1,700

Suffolk County, 5.00%,
  10/15/02 (AMBAC Insured)                             200                  201

Suffolk County Water Auth.,
  VRDN (Currently 1.25%)                             1,800                1,800

Syracuse, GO, RAN, 2.50%, 6/30/03                    2,000                2,018

Tompkins County IDA, Cornell Univ.,
  VRDN (Currently 1.30%)                             1,990                1,990

Triborough Bridge & Tunnel Auth.
  VRDN (Currently 1.25%) (AMBAC Insured)             1,000                1,000
  VRDN (Currently 1.30%) (FSA Insured)               2,875                2,875
  VRDN (Currently 1.33%)                               540                  540
  5.50%, 1/1/03                                        800                  810

Westchester County, GO
  5.00%, 11/1/02                                       200                  201
  5.00%, 12/15/02 (triangle)                           150                  152

Westchester County IDA, Levister Redev. Corp.
  VRDN (Currently 1.35%) (triangle)                  2,000                2,000

Total New York (Cost  $108,838)                                         108,838

Total Investments in Securities
99.9% of Net Assets (Cost  $108,838)                            $       108,838

Other Assets Less Liabilities                                               101

NET ASSETS                                                      $       108,939
                                                                ---------------

Net Assets Consist of:

Undistributed net
investment income (loss)                                        $             4

Undistributed net
realized gain (loss)                                                          7

Paid-in-capital applicable to
108,931,879 no par value shares
of beneficial interest outstanding;
unlimited number of shares authorized                                   108,928

NET ASSETS                                                      $       108,939
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $          1.00
                                                                ---------------

(triangle) Interest subject to alternative minimum tax
         ! Used in determining portfolio maturity
     AMBAC AMBAC Indemnity Corp.
       BAN Bond Anticipation Note
      FGIC Financial Guaranty Insurance Company
       FSA Financial Security Assurance Corp.
        GO General Obligation
       IDA Industrial Development Authority
      MBIA Municipal Bond Investors Assurance Corp.
       RAN Revenue Anticipation Note
       TAN Tax Anticipation Note
      TECP Tax-Exempt Commercial Paper
      VRDN Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.



T. Rowe Price New York Tax-Free Bond Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 2002

Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                              In thousands

NEW YORK  97.0%

Albany IDA, Charitable Leadership Foundation,
  5.75%, 7/1/26                            $         2,000      $         1,987

Albany Parking Auth.
  5.125%, 7/15/11                                      430                  456
  5.25%, 10/15/12                                      735                  780
  5.625%, 7/15/25                                      750                  774

Dormitory Auth. of the State of New York
  Augustana Luthern Home
    5.50%, 8/1/20 (MBIA Insured)                       955                1,021

  City Univ. System
    5.25%, 7/1/31                                    2,500                2,546
    7.50%, 5/15/11 (Prerefunded 5/15/05!)              745                  952

  Columbia Univ.
    5.00%, 7/1/18                                    1,000                1,042
    5.00%, 7/1/22                                    2,500                2,540
  GO, 5.00%, 4/1/31 (MBIA Insured)                   2,000                2,005

  Lenox Hill Hospital, 5.50%, 7/1/30                 1,500                1,539

  Maimonides Medical Center
    5.75%, 8/1/35 (MBIA Insured)                     1,500                1,578

  Mount Sinai Health, 6.00%, 7/1/13                  2,000                2,144

  New York Medical College
    5.25%, 7/1/12 (MBIA Insured)                     2,110                2,291

  Nyack Hosp., 6.00%, 7/1/06                         1,645                1,527

  Rockefeller Univ., 5.00%, 7/1/32                   2,000                2,015

  St. Johns Univ., 5.25%, 7/1/25 (MBIA Insured)      2,500                2,583

  State Univ. of New York
    5.00%, 7/1/32                                    1,000                  991
    5.375%, 7/1/23                                   1,000                1,040
    7.50%, 5/15/11                                   1,555                1,907

  Univ. Ed. Fac., 5.25%,
  5/15/15 (AMBAC Insured)                            2,000                2,236

  Univ. of Rochester
    Zero Coupon, 7/1/15 (MBIA Insured)               1,470                1,055

  Upstate Community College
    5.00%, 7/1/28 (MBIA Insured)                     1,000                1,004
    5.125%, 7/1/25 (FGIC Insured)                    1,500                1,521

  Westchester County
    5.25%, 8/1/15                                    2,000                2,143
    5.25%, 8/1/16                                    4,250                4,531

  Yeshiva Univ.
    5.00%, 7/1/26 (AMBAC Insured)          $         1,950      $         1,962
    5.375%, 7/1/17 (AMBAC Insured)                     900                  976

Dutchess County IDA
  Bard College, 5.75%, 8/1/30                        1,750                1,851
  Vasser College, 5.35%, 9/1/40                      3,000                3,086

Essex County IDA, PCR, Int'l. Paper,
5.70%, 7/1/16 (triangle)                             1,850                1,897

Huntington Housing Auth., Gurwin Jewish Senior Home
  6.00%, 5/1/39                                        750                  651

Long Island Power Auth.
  VRDN (Currently 1.75%)                             1,300                1,300
  Zero Coupon, 6/1/21 (FSA Insured)                  2,000                  802
  5.50%, 12/1/06 (AMBAC Insured)                     3,525                3,957

Metropolitan Transportation Auth.
  4.75%, 7/1/16
  (FSA Insured) (Prerefunded 7/1/12!)                1,750                1,914
  5.00%, 7/1/11
  (AMBAC Insured) (Escrowed to Maturity)             2,000                2,196
  5.00%, 11/15/25 (FGIC Insured)                     2,500                2,512
  5.125%, 11/15/31                                   3,500                3,512
  5.25%, 4/1/14
  (FGIC Insured) (Escrowed to Maturity)              4,540                5,052
  5.25%, 11/15/25 (FGIC Insured)                     4,920                5,089
  5.875%, 7/1/27
  (MBIA Insured) (Prerefunded 7/1/07!)               2,300                2,675

Monroe County, GO
  5.00%, 3/1/17 (FGIC Insured)                       2,600                2,747
  5.00%, 3/1/18 (FGIC Insured)                       3,205                3,361

Mount Sinai Union Free School Dist., GO
  6.20%, 2/15/17 (AMBAC Insured)                     1,025                1,245
  6.20%, 2/15/18 (AMBAC Insured)                       515                  624

Nassau County
  6.50%, 11/1/13
  (FGIC Insured) (Prerefunded 11/1/04!)              1,500                1,703

Nassau County, GO
  6.50%, 3/1/03 **                                     620                  633
  7.00%, 3/1/04                                      1,500                1,594
  7.00%, 3/1/13 (FSA Insured)                        3,500                4,251

Nassau County IDA
  Hofstra Univ.
    6.90%, 1/1/14 (Prerefunded 1/1/05!)    $           350      $           396
    6.90%, 1/1/15 (Prerefunded 1/1/05!)                375                  425

Nassau County Interim Finance Auth.
  VRDN (Currently 1.25%) (FSA Insured)               2,000                2,000

New Rochelle, GO
  6.25%, 3/15/17 (MBIA Insured)                        375                  406
  6.25%, 3/15/18 (MBIA Insured)                        400                  433
  6.25%, 3/15/19 (MBIA Insured)                        425                  460

New York City, GO
  VRDN (Currently 1.75%)                               100                  100
  5.00%, 8/1/06                                        875                  943
  5.75%, 10/15/13                                    1,105                1,190
  5.875%, 3/15/12                                    2,000                2,136
  6.00%, 8/1/12                                      1,000                1,078
  6.25%, 8/1/09                                      1,250                1,414
  6.75%, 8/1/04                                      2,600                2,829
  7.75%, 8/15/15                                        35                   35

New York City Health & Hosp. Corp.
  5.25%, 2/15/17                                       160                  163
  5.50%, 2/15/19 (FSA Insured)                       1,500                1,626

New York City IDA
  Airis JFK I Project, 5.50%, 7/1/28 (triangle)      2,500                2,332
  American Airlines, PCR, 5.40%, 7/1/20 (triangle)   1,500                  889
  New York Univ., 5.375%, 7/1/18 (AMBAC Insured)     1,275                1,369
  USTA National Tennis Center
    6.375%, 11/15/14 (FSA Insured)                   1,000                1,114

New York City Municipal Water Fin. Auth.
  Zero Coupon, 6/15/20                               3,000                1,275
  5.875%, 6/15/26                                    3,405                3,855
  5.875%, 6/15/26 (Prerefunded 6/15/06!)               595                  678

New York City Transitional Fin. Auth.
  5.00%, 5/1/30                                      1,300                1,302
  5.75%, 8/15/19 (Prerefunded 8/15/09!)              5,000                5,847
  6.00%, 8/15/15
  (FGIC Insured) (Prerefunded 8/15/09!)              1,000                1,185
Future Tax, VRDN (Currently 1.80%)                   1,800                1,800

New York Counties Tobacco Trust II,
  5.625%, 6/1/35                           $         1,750      $         1,693

New York State Energy Research & Dev. Auth. PCR
  Niagara Mohawk Power, VRDN (Currently 1.80%)         200                  200

New York State Environmental Fac.
  New York City Municipal Water
    5.25%, 11/15/20                                  2,000                2,113
    5.75%, 6/15/12                                     700                  816
    7.50%, 6/15/12                                      50                   51
  PCR, 5.75%, 6/15/12 (Escrowed to Maturity)           300                  353

New York State Housing Fin. Agency,
  State Univ. Construction
    8.00%, 5/1/11 (Escrowed to Maturity)             1,000                1,283

New York State Local Gov't. Assistance
  5.375%, 4/1/16                                     5,000                5,150
  6.00%, 4/1/14                                      2,600                3,075

New York State Medical Care Fac. Fin. Agency
  6.125%, 2/15/14 (Prerefunded 2/15/04!)                45                   46
  6.50%, 8/15/29
  (AMBAC Insured) (Prerefunded 2/15/05!)             2,000                2,259

New York State Mortgage Agency
  Homeowner Mortgage
    VRDN (Currently 1.41%) (triangle)                1,000                1,000
    5.70%, 10/1/17 (triangle)                        2,120                2,283
    5.80%, 10/1/20 (triangle)                        1,000                1,061
    5.85%, 10/1/18 (triangle)                        1,175                1,250
    5.95%, 4/1/30 (triangle)                         1,440                1,525
    6.35%, 10/1/30 (triangle)                        2,500                2,738
    6.40%, 4/1/27 (triangle)                           900                  965

New York State Power Auth., 5.00%, 11/15/08          1,500                1,661

New York State Thruway Auth.
  Highway & Bridge
  5.00%, 4/1/17 (FGIC Insured)                       5,000                5,222
  5.00%, 4/1/20 (AMBAC Insured)                      2,000                2,049
  5.25%, 4/1/18 (FSA Insured)                        1,535                1,636
  5.375%, 4/1/14 (MBIA Insured)                      1,000                1,078
  5.50%, 4/1/17 (FGIC Insured)                       2,495                2,738
  5.50%, 4/1/18 (FGIC Insured)                       1,000                1,083

New York State Urban Dev. Corp.
  6.00%, 1/1/15 (AMBAC Insured)                      4,000                4,525

Niagara County, GO
  Environmental Infrastructure
    5.25%, 8/15/14 (MBIA Insured)          $           435      $           489
    5.25%, 8/15/15 (MBIA Insured)                      335                  375

Niagara County IDA, 5.55%,
  11/15/13 (triangle)                                1,500                1,576

Niagara Frontier Transportation Airport Auth.
  Greater Buffalo Int'l. Airport
    6.125%, 4/1/14 (AMBAC Insured) (triangle)        1,385                1,490

Nyack Union Free School Dist., GO
  5.25%, 12/15/13 (FGIC Insured)                     1,290                1,454
  5.25%, 12/15/15 (FGIC Insured)                       550                  617

Oneida County IDA
  St. Elizabeth Medical Center
    5.50%, 12/1/10                                     500                  489
    5.625%, 12/1/09                                  1,000                  988
    5.75%, 12/1/19                                   1,600                1,432

Port Auth. of New York & New Jersey
  5.50%, 9/1/12 (MBIA Insured) (triangle)              900                  953
  5.875%, 7/1/11 (triangle)                          1,000                1,077
  5.875%, 9/15/15 (FGIC Insured) (triangle)          2,000                2,211
  6.125%, 6/1/94                                     1,000                1,154
  6.50%, 7/15/19 (FGIC Insured) (triangle)           2,000                2,173
  6.75%, 10/1/11 (triangle)                          2,000                2,109

Rochester, GO
  5.00%, 2/15/19 (MBIA Insured)                        110                  117
  5.00%, 2/15/20 (MBIA Inured)                         110                  116
  5.00%, 2/15/21 (MBIA Insured)                        110                  115

St. Lawrence County IDA, Alcoa,
  VRDN (Currently 1.85%)                             1,800                1,800

Suffolk County, John P. Cohalan Complex
  5.75%, 4/15/14 (AMBAC Insured)                     4,510                5,077

Suffolk County IDA
  Huntington Hospital
    5.875%, 11/1/32                                  2,000                2,018
    6.00%, 11/1/22                                   2,000                2,061
  Jefferson Ferry, 7.20%, 11/1/19                    2,000                2,115

Suffolk County Water Auth.,
  5.125%, 6/1/26 (FGIC Insured)                      1,350                1,371

Tompkins County IDA, Cornell Univ.
  5.75%, 7/1/30 (Prerefunded 7/1/10!)                2,000                2,336

Triborough Bridge & Tunnel Auth.,
  5.00%, 1/1/20                            $         2,060      $         2,173

United Nations Dev.
  5.30%, 7/1/11                                        910                  911
  5.40%, 7/1/14                                        865                  866

Westchester County Health Care Corp.,
  GO, 5.375%, 11/1/30                                3,000                3,103

Westchester County IDA
  Hebrew Hospital, 7.375%, 7/1/30                    1,250                1,272
  Wheelabrator, 6.00%, 7/1/08
    (AMBAC Insured) (triangle)                         730                  831
  Windward School, 5.25%, 10/1/31 (RAA Insured)      1,500                1,517

Total New York (Cost  $216,237)                                         231,317


PUERTO RICO  2.7%

Puerto Rico Commonwealth, GO, 5.00%, 7/1/27          1,500                1,503

Puerto Rico Commonwealth Infrastructure Fin. Auth.
  7.75%, 7/1/08                                        170                  175

Puerto Rico Highway & Transportation Auth.
  5.00%, 7/1/36                                      1,000                1,003
  5.50%, 7/1/18                                      2,000                2,106

Puerto Rico Public Fin. Corp., 5.50%, 8/1/29         1,500                1,575

Total Puerto Rico (Cost  $6,030)                                          6,362

Total Investments in Securities
99.7% of Net Assets (Cost  $222,267)                            $       237,679


Futures Contracts
                                      Contract   Unrealized
                         Expiration   Value      Gain (Loss)
                         ----------   --------   -----------
                                          In thousands
Short, 5 ten year
U.S. Treasury
contracts, $20,000
of 6.50% Nassau
County Bonds
pledged as
initial
margin                   9/02         $  (566)   $  (37)

Net payments
(receipts) of
variation
margin to date                                       36

Variation margin
receivable
(payable) on
open futures
contracts                                                                    (1)

Other Assets Less Liabilities                                               805

NET ASSETS                                                      $       238,483
                                                                ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                      $           193

Undistributed net realized gain (loss)                                   (2,627)

Net unrealized gain (loss)                                               15,375

Paid-in-capital applicable to 21,076,789
no par value shares of beneficial interest
outstanding; unlimited number of shares
authorized                                                              225,542

NET ASSETS                                                      $       238,483
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         11.31
                                                                ---------------

        ** All or a portion of this security is pledged to cover margin requirements on future contracts at August 31, 2002.
(triangle) Interest subject to alternative minimum tax
         ! Used in determining portfolio maturity
     AMBAC Ambac Assurance Corp.
      FGIC Financial Guaranty Insurance Company
       FSA Financial Security Assurance Corp.
        GO General Obligation
       IDA Industrial Development Authority/Agency
      MBIA MBIA Insurance Corp.
       PCR Pollution Control Revenue
       RAA Radian Asset Assurance Inc.
      VRDN Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.



T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands                                    Money Fund            Bond Fund
                                                  6 Months             6 Months
                                                     Ended                Ended
                                                   8/31/02              8/31/02

Investment Income (Loss)

Interest income                            $           840      $         5,676

Expenses
  Investment management                                205                  475
  Custody and accounting                                43                   50
  Shareholder servicing                                 36                   71
  Legal and audit                                        7                    7
  Prospectus and shareholder reports                     5                   10
  Registration                                           3                    2
  Trustees                                               3                    3
  Proxy and annual meeting                               1                    3
  Miscellaneous                                          6                    2
  Total expenses                                       309                  623
  Expenses paid indirectly                              (1)                --
  Net expenses                                         308                  623

Net investment income (loss)                           532                5,053

Realized and Unrealized Gain (Loss)

Net realized gain (loss) on securities                   9                  181

Change in net unrealized gain (loss)
  Securities                                            --                4,039
  Futures                                               --                  (37)
  Change in net unrealized gain (loss)                  --                4,002

Net realized and unrealized gain (loss)                  9                4,183

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                     $           541      $         9,236
                                           ---------------      ---------------

The accompanying notes are an integral part of these financial statements.



T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands                                           Money Fund     Bond Fund
                             6 Months          Year      6 Months          Year
                                Ended         Ended         Ended         Ended
                              8/31/02       2/28/02       8/31/02       2/28/02

Increase (Decrease)
in Net Assets

Operations

  Net investment
  income (loss)            $      532    $    2,330    $    5,053    $    9,846

  Net realized
  gain (loss)                       9            --           181         2,772

  Change in net
  unrealized
  gain (loss)                      --             1         4,002           236

  Increase (decrease)
  in net assets
  from operations                 541         2,331         9,236        12,854

Distributions to shareholders
  Net investment income          (532)       (2,328)       (5,026)       (9,778)

Capital share transactions *
  Shares sold                  30,623        69,643        30,526        42,965

  Distributions reinvested        517         2,238         3,913         7,400

  Shares redeemed             (37,193)      (72,175)      (19,170)      (39,899)

  Increase (decrease) in
  net assets from capital
  share transactions           (6,053)         (294)       15,269        10,466

Net Assets
Increase (decrease)
during period                  (6,044)         (291)       19,479        13,542

Beginning of
period                        114,983       115,274       219,004       205,462

End of
period                     $  108,939    $  114,983    $  238,483    $  219,004
                           -----------------------------------------------------

*Share information

  Shares sold                  30,623        69,643         2,757         3,900

  Distributions reinvested        517         2,238           353           671

  Shares redeemed             (37,192)      (72,175)       (1,734)       (3,620)

  Increase (decrease)
  in shares outstanding        (6,052)         (294)        1,376           951

The accompanying notes are an integral part of these financial statements.



T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 2002


Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 as a nondiversified, open-end management investment company. The New York Tax-Free Money Fund (the Money Fund) and the New York Tax-Free Bond Fund (the Bond Fund) are two portfolios established by the trust and commenced operations on August 28, 1986. The Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal, New York State, and New York City income taxes. The Bond Fund seeks to provide the highest level of income exempt from federal, New York State, and New York City income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade, New York municipal bonds.

     The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes.

     Expenses Paid Indirectly Credits earned on temporarily uninvested cash balances at the custodian are used to reduce each fund's custody charges. Custody expense in the accompanying statement of operations is presented before reduction for credits. For the period ended August 31, 2002, credits totaled $1,000 for the Money Fund.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

     Futures Contracts During the six months ended August 31, 2002, the Bond Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

     Other Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $40,784,000 and $22,011,000, respectively, for the six months ended August 31, 2002.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and capital gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Temporary differences are not adjusted. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2002.

     Each fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2002, the funds' most recent tax year-end, the Money Fund had $1,000 of unused capital loss carryforwards available to offset future realized gains, of which $1,000 expire in 2005. The Bond Fund had $2,762,000 of unused capital loss carryforwards at February 28,2002, of which $996,000 expire in 2008, $1,766,000 expire in 2009.

     At August 31, 2002, the cost of investments for federal income tax purposes was $108,838,000 for the Money Fund, and $222,126,000 for the Bond Fund. For the Money Fund, amortized cost is equivalent to value; and for the Bond Fund, net unrealized gain aggregated $15,516,000 at period-end, of which $16,573,000 related to appreciated investments and $1,057,000 related to depreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. For each fund, the investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee and the fund's pro-rata share of a group fee. The individual fund fee for the Money Fund is equal to 0.10% of the fund's average daily net assets, and for the Bond Fund is 0.10%. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. Each fund's portion of the group fee is determined by the ratio of its net assets to those of the group. At August 31, 2002, the effective annual group fee rate was 0.32%, and investment management fees payable totaled $34,000 for the Money Fund and $85,000 for the Bond Fund.

     Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through 2003, which would cause the Money Fund's ratio of total expenses to average net assets to exceed 0.55%. Subject to shareholder approval, the Money Fund may then reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $31,000 of management fees were not accrued by the Money Fund for the six months ended August 31, 2002. At August 31, 2002 unaccrued fees aggregate $223,000.

     In addition, each fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share prices and maintains the financial records of each fund. T. Rowe Price Services, Inc. provides shareholder and administrative services to each fund in its capacity as the funds' transfer and dividend disbursing agent. Expenses incurred pursuant to these service agreements totaled approximately $58,000 for the Money Fund and $80,000 for the Bond Fund, for the six months ended August 31, 2002, of which $11,000 and $16,000, respectively, were payable at period-end.



T. Rowe Price New York Tax-Free Funds
--------------------------------------------------------------------------------

About the Funds' Trustees and Officers

Your funds are governed by a Board of Trustees that meets regularly to review investments, performance, expenses, and other business matters, and is responsible for protecting the interests of shareholders. The majority of the funds' trustees are independent of T. Rowe Price Associates, Inc. ("T. Rowe Price"); "inside" trustees are officers of T. Rowe Price. The Board of Trustees elects the fund's officers, who are listed in the final table. The business address of each trustee and officer is 100 East Pratt Street, Baltimore, MD 21202.


Independent Trustees

Name
(Date of Birth)                 Principal Occupation(s) During Past 5 Years and
Year Elected*                   Other Directorships of Public Companies
--------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.        President, Coppin State College; Director,
(3/16/32)                       Provident Bank of Maryland
1993
--------------------------------------------------------------------------------
Anthony W. Deering              Director, Chairman of the Board, President, and
(1/28/45)                       Chief Executive Officer, The Rouse Company, real
1986                            estate developers
--------------------------------------------------------------------------------
Donald W. Dick, Jr.             Principal, EuroCapital Advisors, LLC, an
(1/27/43)                       acquisition and management advisory firm
2001
--------------------------------------------------------------------------------
David K. Fagin                  Director, Dayton Mining Corp. (6/98 to present),
(4/9/38)                        Golden Star Resources Ltd., and Canyon Resources
2001                            Corp. (5/00 to present); Chairman and President,
                                Nye Corp.
--------------------------------------------------------------------------------
F. Pierce Linaweaver            President, F. Pierce Linaweaver & Associates,
(8/22/34)                       Inc., consulting environmental and civil
1986                            engineers
--------------------------------------------------------------------------------
Hanne M. Merriman               Retail Business Consultant; Director, Ann Taylor
(11/16/41)                      Stores Corp., Ameren Corp., Finlay Enterprises,
2001                            Inc., The Rouse Company, and US Airways Group,
                                Inc.
--------------------------------------------------------------------------------
John G. Schreiber               Owner/President, Centaur Capital Partners, Inc.,
(10/21/46)                      a real estate investment company; Senior Advisor
1992                            and Partner, Blackstone Real Estate Advisors,
                                L.P.; Director, AMLI Residential Properties
                                Trust, Host Marriott Corp., and The Rouse
                                Company
--------------------------------------------------------------------------------
Hubert D. Vos                   Owner/President, Stonington Capital Corp., a
(8/2/33)                        private investment company
2001
--------------------------------------------------------------------------------
Paul M. Wythes                  Founding Partner, Sutter Hill Ventures, a
(6/23/33)                       venture capital limited partnership, providing
2001                            equity capital to young high-technology
                                companies throughout the United States;
                                Director, Teltone Corp.
--------------------------------------------------------------------------------
*Each independent trustee oversees 98 T. Rowe Price portfolios and serves until the election of a successor.



Inside Trustees

Name
(Date of Birth)
Year Elected**
[Number of T. Rowe Price        Principal Occupation(s) During Past 5 Years and
Portfolios Overseen]            Other Directorships of Public Companies
--------------------------------------------------------------------------------
William T. Reynolds             Director and Vice President, T. Rowe Price and
(5/26/48)                       T. Rowe Price Group, Inc.; Director, T. Rowe
1991                            Price Global Asset Management Limited; Chairman
[37]                            of the Board, State Tax-Free Income Trust
--------------------------------------------------------------------------------
James S. Riepe                  Director and Vice President, T. Rowe Price; Vice
(6/25/43)                       Chairman of the Board, Director, and Vice
1986                            President, T. Rowe Price Group, Inc.; Chairman
[98]                            of the Board and Director, T. Rowe Price Global
                                Asset Management Limited, T. Rowe Price
                                Investment Services, Inc., T. Rowe Price
                                Retirement Plan Services, Inc., and T. Rowe
                                Price Services, Inc.; Chairman of the Board,
                                Director, President, and Trust Officer, T. Rowe
                                Price Trust Company; Director, T. Rowe Price
                                International, Inc., and T. Rowe Price Global
                                Investment Services Limited
--------------------------------------------------------------------------------
M. David Testa                  Vice Chairman of the Board, Chief Investment
(4/22/44)                       Officer, Director, and Vice President, T. Rowe
1997                            Price Group, Inc.; Chief Investment Officer,
[98]                            Director, and Vice President, T. Rowe Price;
                                Director, T. Rowe Price Global Asset Management
                                Limited, T. Rowe Price Global Investment
                                Services Limited, and T. Rowe Price
                                International, Inc.; Vice President and
                                Director, T. Rowe Price Trust Company
--------------------------------------------------------------------------------
**Each inside trustee serves until the election of a successor.



Officers

Name (Date of Birth)
Title and Fund(s) Served                Principal Occupation(s)
--------------------------------------------------------------------------------
Jeremy N. Baker, CFA (2/27/68)          Assistant Vice President, T. Rowe Price
Vice President, State
Tax-Free Income Trust
--------------------------------------------------------------------------------
Linda A. Brisson (7/8/59)               Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
State Tax-Free Income Trust
--------------------------------------------------------------------------------
Steven G. Brooks, CFA (8/5/54)          Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
State Tax-Free Income Trust
--------------------------------------------------------------------------------
Joseph A. Carrier (12/30/60)            Vice President, T. Rowe Price,
Treasurer, State Tax-Free               T. Rowe Price Group, Inc., and T. Rowe
Income Trust                            Price Investment Services, Inc.
--------------------------------------------------------------------------------
Jonathan M. Chirunga (2/2/66)           Assistant Vice President, T. Rowe Price
Vice President,
State Tax-Free Income Trust
--------------------------------------------------------------------------------
Maria H. Condez (4/3/62)                Employee, T. Rowe Price
Assistant Vice President,
State Tax-Free Income Trust
--------------------------------------------------------------------------------
G. Richard Dent (11/14/60)              Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
State Tax-Free Income Trust
--------------------------------------------------------------------------------
Charles B. Hill (9/22/61)               Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
State Tax-Free Income Trust
--------------------------------------------------------------------------------
Henry H. Hopkins (12/23/42)             Director and Vice President, T. Rowe
Vice President,                         Price Group, Inc.; Vice President,
State Tax-Free Income Trust             T. Rowe Price, T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Retirement Plan Services, Inc.; Vice
                                        President and Director, T. Rowe Price
                                        Investment Services, Inc., T. Rowe Price
                                        Services, Inc., and T. Rowe Price
                                        Trust Company
--------------------------------------------------------------------------------
T. Dylan Jones (2/7/71)                 Employee, T. Rowe Price
Assistant Vice President,
State Tax-Free Income Trust
--------------------------------------------------------------------------------
Marcy M. Lash (1/30/63)                 Vice President, T. Rowe Price; formerly
Vice President,                         Assistant Vice President, Underwriting,
State Tax-Free Income Trust             Connie Lee Insurance Company (to 1998)
--------------------------------------------------------------------------------
Alan D. Levenson (7/17/58)              Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.; formerly
State Tax-Free Income Trust             Senior Vice President and Director of
                                        Research, Aubrey G. Lanston & Company,
                                        Inc. (to 1998)
--------------------------------------------------------------------------------
Patricia B. Lippert (1/12/53)           Assistant Vice President, T. Rowe Price
Secretary,                              and T. Rowe Price Investment Services,
State Tax-Free Income Trust             Inc.
--------------------------------------------------------------------------------
Joseph K. Lynagh, CFA (6/9/58)          Vice President, T. Rowe Price and
Executive Vice President,               T. Rowe Price Group, Inc.
State Tax-Free Income Trust
--------------------------------------------------------------------------------
Konstantine B. Mallas (5/26/63)         Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
State Tax-Free Income Trust
--------------------------------------------------------------------------------
James M. McDonald (9/29/49)             Vice President, T. Rowe Price, T. Rowe
Vice President,                         Price Group, Inc., and T. Rowe Price
State Tax-Free Income Trust             Trust Company
--------------------------------------------------------------------------------
Hugh D. McGuirk (7/6/60)                Vice President, T. Rowe Price and
Vice President,                         T. Rowe Price Group, Inc.
State Tax-Free Income Trust
--------------------------------------------------------------------------------
David S. Middleton (1/18/56)            Vice President, T. Rowe Price, T. Rowe
Controller,                             Price Group, Inc., and T. Rowe Price
State Tax-Free Income Trust             Trust Company
--------------------------------------------------------------------------------
Mary J. Miller (7/19/55)                Vice President, T. Rowe Price and
President,                              T. Rowe Price Group, Inc.
State Tax-Free Income Trust
--------------------------------------------------------------------------------
Timothy G. Taylor (9/15/75)             Employee, T. Rowe Price
Assistant Vice President,
State Tax-Free Income Trust
--------------------------------------------------------------------------------
Edward A. Wiese, CFA (4/12/59)          Vice President, T. Rowe Price, T. Rowe
Vice President,                         Price Group, Inc., and T. Rowe Price
State Tax-Free Income Trust             Trust Company; Director, Vice President,
                                        and Chief Investment Officer, T. Rowe
                                        Price Savings Bank
--------------------------------------------------------------------------------
Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.



T. Rowe Price Investment Services and Information
--------------------------------------------------------------------------------

Investment Services and Information

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.


ACCOUNT SERVICES

Automated 24-Hour Services Including Tele*Access(registered trademark) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

Automatic Investing. From your bank account or paycheck.

Automatic Withdrawal. Scheduled, automatic redemptions.

IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.


BROKERAGE SERVICES *

Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


INVESTMENT INFORMATION

Consolidated Statement. Overview of all of your accounts.

Shareholder Reports. Manager reviews of their strategies and results.

T. Rowe Price Report. Quarterly investment newsletter.

Performance Update. Quarterly review of all T. Rowe Price fund results.

Insights. Educational reports on investment strategies and markets.

Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.



T. Rowe Price Planning Tools and Services
--------------------------------------------------------------------------------

T. Rowe Price Retirement Services

T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.


PLANNING TOOLS AND SERVICES

T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Rollover Investment Service* offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts retain your desired asset allocation.

Quality Information. Thousands of investors have made their personal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.


INVESTMENT VEHICLES

Individual Retirement Accounts (IRAs)

No-Load Variable Annuities

Small Business Retirement Plans

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Web Services
--------------------------------------------------------------------------------

www.troweprice.com


ACCOUNT INFORMATION

Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.


FINANCIAL TOOLS AND CALCULATORS

College Investment Calculator. This interactive tool allows you to estimate simultaneously the college costs for as many as five children.

Morningstar(registered trademark) Portfolio Tracker(servicemark). See how your investments are performing at any time. After you enter ticker symbols for your stocks and mutual funds, Portfolio Tracker provides information on prices, market value, and any applicable Morningstar ratings.

Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for you.

Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.


INVESTMENT TRACKING AND INFORMATION

My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

Morningstar(registered trademark) Portfolio Watchlist(servicemark). Like the Portfolio Tracker, the Watchlist allows you to see how your investments are performing. After entering your ticker symbols, the Watchlist automatically provides you with prices, price changes in dollars and percentages, target highs and lows, and target volume.

Morningstar(registered trademark) Portfolio X-Ray(servicemark). This comprehensive tool goes below the surface to give you an in-depth examination of all your investments. It analyzes your portfolio by asset allocation, stock sector, fees and expenses, stock statistics, world regions, and top holdings.



T. Rowe Price College Planning
--------------------------------------------------------------------------------

College Planning

With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Education Trust of Alaska and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a person's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses.

We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions. Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

College Investment Calculator. This Web-based application helps you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.



T. Rowe Price Advisory Services
--------------------------------------------------------------------------------

Advisory Services

If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

The T. Rowe Price(registered trademark) Retirement Income Manager* helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

Rollover Investment Service* offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

T. Rowe Price Investment Checkup(registered trademark) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

Morningstar(registered trademark) Clear Future(servicemark) Guidance. This unique retirement planning tool can help you determine an investment strategy for your retirement assets. After you input information about your current financial situation, Clear Future calculates several retirement income ranges you could achieve.

* Services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are costs associated with these services.



T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS

Domestic
Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*!
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*


BLENDED ASSET FUNDS
Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced


BOND FUNDS
Domestic Taxable
Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free
California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond


MONEY MARKET FUNDS!!
Taxable
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money


Tax-Free
California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money


INTERNATIONAL/GLOBAL FUNDS
Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery!
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International
Bond
Emerging Markets Bond
International Bond*


For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.

!    Closed to new investors.

!! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

T. Rowe Price (logo) (registered trademark) Invest With Confidence

T. Rowe Price Investment Services, Inc.
100 East Pratt Street
Baltimore, MD 21202

C04-051  8/31/02